UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 4, 2012
Date of Report (date of earliest event reported)

Sigma Designs, Inc.
(Exact name of Registrant as specified in its charter)

California	001-32207	94-2848099
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1778 McCarthy Blvd
Milpitas, California  95035
(Address of principal executive offices)

(408) 262-9003
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by Sigma Designs, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on May 9, 2012 (the “Initial 8-K”) related to the Company’s acquisition of assets from Trident Microsystems, Inc. and certain of its subsidiaries (collectively referred to as “Trident”) used in or related to Trident’s digital television and PC television business (the “DTV Business”) to include required financial statements of an acquired business, required pro forma financial information and related exhibits.  The information previously reported in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited carve-out financial statements for the DTV Business as of and for the years ended December 31, 2011 and 2010, are attached hereto as Exhibit 99.1 and are incorporated by reference in their entirety herein.

(b)	Pro Forma Financial Information.

The following unaudited pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.2 and is incorporated by reference in its entirety herein:

(i)	Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of January 28, 2012.

(ii)	Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended January 28, 2012.

(iii)	Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.

(c)	Exhibits.

Exhibit Number	Description

2.1	Asset Purchase Agreement dated March 23, 2012 by and between Sigma Designs, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries. (1)

2.2	Amendment to Asset Purchase Agreement dated May 4, 2012 by and between Sigma Designs, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries. (2)

23.1	Consent of Independent Accountants.

99.1	Audited Combined Financial Statements for the DTV Business as of and for the years ended December 31, 2011 and 2010.

99.2	Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.

(1) Incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the SEC on March 28, 2012.
(2) Incorporated herein by reference to the Company’s Initial Report on Form 8-K filed with the SEC on May 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2012		SIGMA DESIGNS, INC.

	By:	/s/ Thinh Q. Tran
Thinh Q. Tran President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description

2.1	Asset Purchase Agreement dated March 23, 2012 by and between Sigma Designs, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries. (1)

2.2	Amendment to Asset Purchase Agreement dated May 4, 2012 by and between Sigma Designs, Inc. and Trident Microsystems, Inc. and certain of its subsidiaries. (2)

23.1	Consent of Independent Accountants.

99.1	Audited Combined Financial Statements for the DTV Business as of and for the years ended December 31, 2011 and 2010.

99.2	Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.

(1) Incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the SEC on March 28, 2012.
(2) Incorporated herein by reference to the Company’s Initial Report on Form 8-K filed with the SEC on May 9, 2012.